UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2019

BB&T Corporation

(Exact name of registrant as specified in its charter)

North Carolina	1-10853	56-0939887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Second Street Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	BBT	New York Stock Exchange
Depositary Shares each representing 1/1000th interest in a share of Series F Non-Cumulative Perpetual Preferred Stock	BBT PrF	New York Stock Exchange
Depositary Shares each representing 1/1000th interest in a share of Series G Non-Cumulative Perpetual Preferred Stock	BBT PrG	New York Stock Exchange
Depositary Shares each representing 1/1000th interest in a share of Series H Non-Cumulative Perpetual Preferred Stock	BBT PrH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS

BB&T Corporation (“BB&T”) and SunTrust Banks, Inc. (“SunTrust”) issued a joint press release on November 19, 2019, announcing that BB&T has received regulatory approval from the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation and all required state regulators to complete the merger of equals with SunTrust pursuant to the Agreement and Plan of Merger, dated as of February 7, 2019 and amended as of June 14, 2019, by and between SunTrust and BB&T. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with the approvals, the Board of Governors of the Federal Reserve System announced that it will not object to the updated capital plan submitted by BB&T to reflect the merger. BB&T will not determine the specific capital actions it plans to take until the finalization of purchase accounting and a review of the resulting capital ratios following the closing of the merger.

Completion of the merger remains subject to customary closing conditions. Assuming such conditions are satisfied, the merger closing is expected to occur on December 6, 2019.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Joint Press Release issued by BB&T and SunTrust, dated November 19, 2019.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller (Principal Accounting Officer)

Dated: November 19, 2019